SUPPLEMENT DATED OCTOBER 28, 2025
To the following annuity Summary Prospectuses for New Investors:
Index Advantage+®
Index Advantage+ NF®
Index Advantage+ Income®
Index Advantage Income ADV®

Dated October 28, 2025

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the Summary Prospectuses for New Investors and should be attached to that prospectus and retained for future reference.

The following applies to Contracts issued from October 28, 2025 through and including November 3, 2025.

The following Index Options are not available:

•	The Index Dual Precision Strategy 3-year Term with 30% Buffer;
•	The Index Dual Precision Strategy 6-year Term with 30% Buffer;
•	The Index Performance Strategy 3-year Term with 30% Buffer; and
•	The Index Performance Strategy 6-year Term with 30% Buffer.

PRO-001-1025
(IAI-003-ADV-ISP, IXAP-003-ISP, INFP-003-ISP, IAIP-003-ISP)